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                                                                       EXHIBIT 1



                           STOCK CONVERSION AGREEMENT


                 THIS STOCK CONVERSION AGREEMENT is made as of the 30th day of August, 1996, by and between Forest Hill Capital Corporation (formerly Equashare Management Corporation), a company organized and existing under the laws of the Province of Ontario (the "Corporation") and Value Holdings, Inc. a corporation existing under the laws of the State of Florida ("VHI").

                 WHEREAS, the Corporation is justly indebted to VHI in the amount of Canadian $2,309,637 by virtue of: (1) the Promissory Note dated February 23, 1996 in original principal amount of Canadian $1,155,008; (2) the Promissory Note dated January 18, 1996 in the original principal amount of Canadian $135,000 (iii) the Promissory Note dated January 15, 1996 in original principal amount Canadian $205,000 and (iv) the Promissory Note dated January 19, 1996 in original principal amount of Canadian $700,000, true and correct copies of which are attached hereto as Exhibits A-D respectively (collectively and individually referred to as the "Notes"); and

                 WHEREAS, VHI is the current Holder of each of the Notes; and

                 WHEREAS, the Corporation is not in default of its obligations under the Notes; and

                 WHEREAS, VHI currently holds 650,000 shares of the Corporation's common stock; and

                 WHEREAS, both VHI and the Corporation agree that it is in their collective and respective individual best interests to convert all of the debt owed to VHI by the Corporation under the Notes into shares of common stock of the Corporation (the "Common Stock") at a share conversion price of Canadian $0.63 per share.

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

                 1. Conversion and Transfer of the Shares. At Closing (as defined below), the Corporation will issue to VHI and VHI will acquire from the Corporation 3,666,091 shares of the Corporation's Common Stock (the "Shares") at a transfer price of Sixty Three Canadian Cents ($0.63) per Share for an aggregate transfer price equal to Canadian $2,309,637 (the "Transfer Price").

                 2. Closing. The closing of the purchase and sale of the Shares hereunder (the "Closing") will take place by delivery from the Corporation to VHI of the Corporation's stock certificate(s) evidencing ownership of the shares in the name of VHI. At Closing, and in lieu of any payments VHI will deliver to the Corporation the Transfer Price evidenced by delivery of the Notes marked "SATISFIED IN FULL/CANCELLED."

                 3. Registration Rights. Upon the written request of VHI, the Corporation shall take those steps necessary, if any, and at its own expense, to prepare and file a registration statement with respect to the Shares pursuant to the Ontario Securities Act (the "Securities Act").

                 4. Representations and Warranties of the Corporation. In connection with the purchase and sale of the Shares hereunder, the Corporation hereby represents and warrants to VHI that:

                          (a)     This Agreement has been duly executed and
delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms.
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                          (b)     The execution, delivery and performance of
this Agreement by the Corporation does not and will not conflict with, violate or cause a breach of the Securities Act or any agreement, contract or instrument to which the Corporation is a party or any judgment, order or decree to which the Corporation is subject.

                          (c)     Upon issuance in accordance with the terms of
this Agreement, the Shares will be duly authorized, validly issued, fully paid and non-assessable, and the Corporation will transfer to VHI good and valid title to the Shares, free and clear of all liens and encumbrances.

                 5. Representations and Warranties of VHI. In connection with the transfer and acquisition of the Shares hereunder, VHI hereby represents and warrants to the Corporation that this Agreement has been duly executed and delivered by VHI and constitutes the legal, valid and binding obligation of VHI, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by VHI does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which VHI is a party or any judgment, order or degree to which VHI is subject.

                 6. Relationship Among the Parties. That notwithstanding that fact that by virtue of this transaction VHI shall own 47% of the total stock of the Corporation, the relationship between the Corporation and VHI shall be that of a Shareholder and Corporation and VHI shall not be deemed to control the Corporation within the meaning of the Securities Act. This Agreement and the transaction contemplated hereby shall not be construed to create a partnership or joint venture between the parties hereto.

                 7.       Miscellaneous:

                          (a)     This Agreement embodies the complete
agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and replaces any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                          (b)     This Agreement shall bind and inure to the
benefit of an shall be enforceable by the parties hereto and their successors and assigns.

                          (c)     This Agreement may be executed in
counterparts, any one of which need not contain the signature of more than one party, and each such counterpart will be deemed an original and all such counterparts together will constitute one and the same Agreement.

                          (d)     The headings of the various sections of this
Agreement have been inserted for convenience of reference only and will not be deemed a part of this Agreement.

                          (e)     This Agreement may be amended only in a
writing executed by both of the parties hereto, and any provision hereof may be waived, but only in a writing executed by the party against which such waiver is being enforced.

                          (f)     Any notice provided for in this Agreement
shall be in writing and shall be either personally delivered, or mailed first class or registered mail (postage prepaid) or sent by reputable overnight courier service [i.e., Federal Express, U.P.S., etc.] (charges prepaid) to VHI and the Corporation at the following addresses (or at such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party):



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If to the Corporation:            10 Director Court, Suite 200
                                  Vaugham, Ontario, Canada


If to VHI:                        3211 Ponce DeLeon Blvd.
                                  Suite 201
                                  Coral Gables, FL  33134

                          (g)     The Corporation agrees to bear all costs and
expenses of VHI's attorneys in connection with this Agreement. The Corporation also agrees to pay any stock transfer taxes imposed upon the issuance of the Shares.

                          (h)     Each party on their respective behalf agrees
to deliver such further instruments and takes such further actions as may be reasonably required in order to carry out the provisions and purposes of this Agreement.

                 IN WITNESS WHEREOF, the Corporation and VHI have executed this Agreement as their free act and deed pursuant to valid authority.


WITNESS:                                 FOREST HILL CAPITAL CORPORATION


                                                /s/ JEFFREY KURTZ             (SEAL)
- --------------------------------         -------------------------------------
                                         By:        Jeffrey Kurtz
                                               -------------------------------------
                                         Its:       CHAIRMAN
                                               -------------------------------------


WITNESS:                                 VALUE HOLDINGS, INC.


                                                /s/ ANTHONY PALLANTE          (SEAL)
- -------------------------------          -------------------------------------
                                         By:        Anthony Pallante
                                               -------------------------------------
                                         Its:       PRESIDENT
                                               -------------------------------------
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